
VONS


SAFEWAY

3rd QUARTER 2015

SUPPLEMENTAL INFORMATION

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION


Ralphs

Retail Opportunity Investments Corporation
8905 TOWNE CENTRE DRIVE SUITE 108
San Diego, CA 92122

www.roireit.net

Our Company

Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of September 30, 2015, ROIC owned 68 shopping centers encompassing approximately 8.1 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and Standard & Poor's. Additional information is available at www.roireit.net.

Supplemental Information

The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

Non-GAAP Disclosures

Funds from operations ("FFO"), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The Company uses cash net operating income ("NOI") internally to evaluate and compare the operating performance of the Company's properties. The Company believes cash NOI provides useful information to investors regarding the Company's financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company's properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company's funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company's ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company's properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company's properties but does not measure the Company's performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company's cash NOI may not be comparable to other REITs.

Table of Contents

Financial Data

Portfolio Data

Balance Sheets

(unaudited, dollars in thousands, except par values and share amounts)

	As Of 09/30/15	As Of 12/31/14
ASSETS:		
Real Estate Investments:		
Land	$ 611,791	$ 550,078
Building and improvements	1,426,761	1,235,820
Less: accumulated depreciation	(121,459)	(88,173)
Real Estate Investments, net	1,917,093	1,697,725
Cash and cash equivalents	6,953	10,773
Restricted cash	286	514
Tenant and other receivables, net	26,635	23,025
Deposits	1,000	4,500
Acquired lease intangible assets, net of accumulated amortization	68,690	71,433
Prepaid expenses	597	2,454
Deferred charges, net of accumulated amortization	40,122	39,731
Other	1,438	1,541
TOTAL ASSETS	$ 2,062,814	$ 1,851,696
LIABILITIES:		
Term loan	$ 300,000	$ -
Credit facility	16,225	156,500
Senior Notes Due 2024	246,736	246,174
Senior Notes Due 2023	246,430	246,521
Mortgage notes payable	62,873	94,183
Acquired lease intangible liabilities, net of accumulated amortization	123,186	118,359
Accounts payable and accrued expenses	22,824	12,173
Tenants' security deposits	4,314	3,961
Other liabilities	9,864	11,043
TOTAL LIABILITIES	1,032,452	888,914
EQUITY:		
Common stock, $.0001 par value 500,000,000 shares authorized	10	9
Additional paid-in-capital	1,112,809	1,013,561
Accumulated deficit	(112,951)	(80,976)
Accumulated other comprehensive loss	(7,278)	(8,882)
Total Retail Opportunity Investments Corp. stockholders' equity	992,590	923,712
Non-controlling interests	37,772	39,070
TOTAL EQUITY	1,030,362	962,782
TOTAL LIABILITIES AND EQUITY	$ 2,062,814	$ 1,851,696

The above information should be read in conjunction with ROIC's Form 10-Q for the quarter ended September 30, 2015 and Form 10-K for the year ended December 31, 2014.

ROIC

Income Statements

(unaudited, dollars in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended	
	09/30/15	09/30/14	09/30/15	09/30/14
REVENUES:				
Base rents	$ 37,654	$ 31,558	$ 108,884	$ 87,230
Recoveries from tenants	10,279	8,143	29,809	24,137
Other income	2,144	1,155	2,721	2,754
TOTAL REVENUES	50,077	40,856	141,414	114,121
OPERATING EXPENSES:				
Property operating	$ 7,285	$ 5,865	$ 21,064	$ 18,062
Property taxes	4,933	4,160	14,351	11,566
Depreciation and amortization	18,059	15,365	52,567	42,986
General and administrative expenses	3,092	2,987	9,387	8,324
Acquisition transaction costs	91	125	507	654
Other expense	254	58	507	405
TOTAL OPERATING EXPENSES	33,714	28,560	98,383	81,997
OPERATING INCOME	16,363	12,296	43,031	32,124
NON-OPERATING INCOME (EXPENSES):				
Interest expense and other finance expenses	(8,526)	(6,865)	(25,407)	(20,695)
Gain on sale of real estate	-	1,550	-	4,869
TOTAL NON-OPERATING INCOME (EXPENSES)	(8,526)	(5,315)	(25,407)	(15,826)
NET INCOME	$ 7,837	$ 6,981	$ 17,624	$ 16,298
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(295)	(233)	(681)	(584)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 7,542	$ 6,748	$ 16,943	$ 15,714
NET INCOME PER COMMON SHARE - BASIC	$ 0.08	$ 0.07	$ 0.18	$ 0.19
NET INCOME PER COMMON SHARE - DILUTED	$ 0.08	$ 0.07	$ 0.18	$ 0.19
Weighted average common shares outstanding - basic	96,723	91,055	94,479	80,336
Weighted average common shares outstanding - diluted	100,755	94,840	98,561	84,477

The above information should be read in conjunction with ROIC's Form 10-Q for the quarter ended September 30, 2015 and Form 10-K for the year ended December 31, 2014.

Funds From Operations

(unaudited, dollars in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended	
	09/30/15	09/30/14	09/30/15	09/30/14
Funds from Operations (FFO) [(1)] *:*				
Net income attributable to ROIC common stockholders	$ 7,542	$ 6,748	$ 16,943	$ 15,714
Plus:				
Depreciation and amortization expense	18,059	15,365	52,567	42,986
(Gain) Loss on Sale of Real Estate	-	(1,550)	-	(4,869)
FUNDS FROM OPERATIONS - BASIC	$ 25,601	$ 20,563	$ 69,510	$ 53,831
Net income attributable to non-controlling interests	295	233	681	584
FUNDS FROM OPERATIONS - DILUTED	$ 25,896	$ 20,796	$ 70,191	$ 54,415
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.26	$ 0.23	$ 0.74	$ 0.67
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.26	$ 0.22	$ 0.71	$ 0.64
Weighted average common shares outstanding - basic	96,723	91,055	94,479	80,336
Weighted average common shares outstanding - diluted	100,755	94,840	98,561	84,477
Common dividends per share	$ 0.17	$ 0.16	$ 0.51	$ 0.48
FFO Payout Ratio	65.4%	72.7%	71.8%	75.0%

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

Summary of Debt Outstanding

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Mortgage Debt:						
Gateway Village III	$	7,193	6.1%	4.8%	07/01/16	0.8%
Bernardo Heights Plaza		8,449	5.7%	3.3%	07/11/17	1.0%
Santa Teresa Village		10,669	6.2%	3.3%	02/01/18	1.3%
Diamond Hills Plaza		35,500	3.6%	3.6%	10/01/25	4.0%
Subtotal	$	61,811				
Net unamortized premiums on mortgages		1,062				
Total Fixed Rate Mortgage Debt	$	62,873	4.6%	3.6%		7.1%
Fixed Rate Unsecured Senior Notes:						
Senior Notes Due 2023		250,000	5.0%	5.2%	12/15/23	28.3%
Senior Notes Due 2024		250,000	4.0%	4.2%	12/15/24	28.3%
Net unamortized discount on notes		(6,834)				
Total Fixed Rate Debt	$	556,039	4.5%	4.6%		63.7%
Variable Rate Debt:						
Credit Facility	$	16,225	1.2%	1.2%	01/31/19	1.9%
Term Loan		300,000	1.3%	1.3%	01/31/19	34.4%
Total Variable Rate Debt	$	316,225	1.3%	1.3%		36.3%
TOTAL DEBT	$	872,264	2.9%	2.9%	6.7 Years (WTA)	100.0%

Summary of Unencumbered/Encumbered Properties

	# of Properties	GLA	Percentage of GLA
Unencumbered properties	64	7,760,623	95.9%
Encumbered properties	4	330,663	4.1%
	68	8,091,286	100.0%

Summary of Principal Maturities

Principal Maturities		Principal Amortization		Principal due at Maturity		Unsecured Credit Facilities		Senior Unsecured Notes		Total	Percentage of Debt Maturing
2015	$	128	$	-	$	-	$	-	$	128	0.0%
2016		465		7,120		-		-		7,585	0.9%
2017		362		8,099		-		-		8,461	1.0%
2018		43		10,094		-		-		10,137	1.2%
2019		-		-		316,225		-		316,225	36.3%
2023		-		-		-		250,000		250,000	28.3%
2024		-		-		-		250,000		250,000	28.3%
Thereafter		2,713		32,787		-		-		35,500	4.0%
	$	3,711	$	58,100	$	316,225	$	500,000	$	878,036	100.0%
								Net unamortized premiums on mortgages		1,062	
								Net unamortized discount on notes		(6,834)	
									$	872,264	

ROIC

Selected Financial Analysis

(unaudited, dollars in thousands, except per share amounts)

	09/30/15	06/30/15	03/31/15	12/31/14
Debt coverage ratios, three months ending:				
Interest coverage ratio (EBITDA/interest expense)	3.8x	3.7x	3.6x	4.0x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.7x	3.6x	3.5x	3.8x
Net Debt (Total debt less cash & equivalents)/Annualized EBITDA	6.6x	6.8x	6.6x	6.6x
Debt/equity ratios, at period end:				
Total debt/total market capitalization	33.9%	36.0%	31.6%	31.4%
Total debt/total equity market capitalization	51.3%	56.2%	46.3%	45.8%
Total debt/total book assets	42.3%	43.7%	42.3%	40.1%
Total debt/undepreciated book value	39.9%	41.4%	40.3%	38.3%
Secured debt/undepreciated book value	2.9%	3.7%	4.5%	4.9%
Market capitalization calculations, at period end:				
Common shares outstanding	99,123	93,601	93,451	92,774
Operating partnership units (OP units) outstanding	3,771	3,771	3,921	3,921
Common stock price per share	$ 16.54	$ 15.62	$ 18.30	$ 16.79
Total equity market capitalization	$ 1,701,866	$ 1,520,959	$ 1,781,918	$ 1,623,516
Total debt end of period	872,264	855,090	824,506	743,378
TOTAL MARKET CAPITALIZATION	$ 2,574,130	$ 2,376,049	$ 2,606,424	$ 2,366,894
Unsecured Senior Notes Financial Covenants:				
Total debt to total assets not to exceed 60%	42.6%	44.2%	43.1%	41.2%
Total secured debt to total assets not to exceed 40%	3.1%	3.9%	4.9%	5.2%
Total unencumbered assets to total unsecured debt not to be less than 150%	240.5%	223.1%	231.6%	244.8%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.8x	3.8x	3.8x	3.8x

2015 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired		Purchase Amount	GLA
1Q 2015					
Ontario Plaza	Ontario, CA	01/06/15	$	31,000	149,651
Park Oaks Shopping Center	Thousand Oaks, CA	01/06/15		47,745	110,092
Winston Manor	South San Francisco, CA	01/07/15		20,500	49,852
Total 1Q 2015			$	99,245	309,595
2Q 2015					
Pinole Vista/Canyon Park anchor spaces (1)	Pinole, CA / Bothell, WA	05/06/15	$	23,125	58,477
Total 2Q 2015			$	23,125	58,477
3Q 2015					
Jackson Square	Hayward, CA	07/01/15	$	32,500	114,220
Tigard Promenade	Tigard, OR	07/28/15		21,000	88,043
Sunnyside Village Square	Happy Valley, OR	07/28/15		17,500	84,870
Gateway Centre	San Ramon, CA	09/01/15		42,500	110,440
Total 3Q 2015			$	113,500	397,573
Total 2015 Acquisitions			$	235,870	765,645

(1) ROIC acquired a 58,477 square foot anchor space at Pinole Vista Shopping Center and a 35,000 square foot leasehold interest at Canyon Park Shopping Center.

Property Portfolio

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Southern California								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	98.0%	$ 1,658	99¢ Only Stores, Rite Aid Pharmacy, TJ Maxx
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	100,305	100.0%	1,976	Kroger (Food 4 Less) Supermarket, Grocery Outlet Supermarket
Claremont Promenade	*	Claremont	CA	09/23/10	91,529	98.3%	2,131	Super King Supermarket
Sycamore Creek	*	Corona	CA	09/30/10	74,198	98.2%	1,630	Safeway (Vons) Supermarket, CVS Pharmacy [2]
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	93.7%	2,734	Sprouts Market
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,136	89.0%	3,069	Stater Brothers Supermarket, Walgreens
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	105,111	98.7%	2,400	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,074	98.1%	2,270	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%	1,440	Vallarta Supermarket, Walgreens
Seabridge Marketplace	*	Oxnard	CA	05/31/12	93,630	100.0%	1,571	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	98.4%	1,203	Albertson's Supermarket
Bay Plaza	*	San Diego	CA	10/05/12	73,324	99.9%	1,816	Seafood City Supermarket
Cypress Center West	*	Cypress	CA	12/04/12	106,451	98.3%	1,902	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,094	Safeway (Vons) Supermarket, Petco
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	100.0%	1,520	AA Supermarket, Ross Dress For Less
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	100.0%	2,197	Walmart Neighborhood Market, Crunch Fitness
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%	915	Sprouts Market
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	98.2%	3,288	H-Mart Supermarket, Rite Aid Pharmacy
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	100.0%	3,227	Mitsuwa Supermarket, Ross Dress For Less, Staples
Five Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	95.9%	3,772	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	100.0%	2,300	Kroger (Ralph's) Supermarket, CVS Pharmacy
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,408	100.0%	2,419	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Creekside Plaza	*	Poway	CA	02/28/14	128,852	100.0%	2,676	Stater Brothers Supermarket, DigiPlex Theatre
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	758,074	99.8%	11,729	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket[2], TJ Maxx
Moorpark Town Center		Moorpark	CA	12/03/14	133,538	99.3%	1,957	Kroger (Ralph's) Supermarket, CVS Pharmacy
Mission Foothill Marketplace		Mission Viejo	CA	12/04/14	110,678	93.2%	1,737	Haggen Supermarket, CVS Pharmacy
Ontario Plaza		Ontario	CA	01/06/15	149,651	97.1%	1,956	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center		Thousand Oaks	CA	01/06/15	110,092	100.0%	2,690	Safeway (Vons) Supermarket, Dollar Tree
Southern California Totals					**3,646,797**	**98.4%**	**$ 70,277**	

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Property Portfolio, continued

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Northern California								
Norwood Shopping Center	*	Sacramento	CA	04/06/10	88,851	87.9%	$ 1,108	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	1,343	Buy Buy Baby, Office Depot, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	223,502	95.9%	3,515	SaveMart (Lucky) Supermarket, Kmart
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	239,081	79.2%	2,270	Viva Supermarket, Dollar Tree, Planet Fitness
Morada Ranch	*	Stockton	CA	05/16/11	101,842	99.4%	2,236	Raleys Supermarket
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	93.0%	1,934	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Round Hill Square Shopping Center	*	Zephyr Cove	NV	09/21/11	115,984	98.3%	1,872	Safeway Supermarket, Dollar Tree, US Postal Service
Marlin Cove	*	Foster City	CA	05/04/12	73,186	100.0%	1,940	99 Ranch Market
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	85.1%	827	CVS Pharmacy
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%	552	Trader Joe's
Santa Teresa Village	*	San Jose	CA	11/08/12	125,162	93.8%	2,263	Raleys (Nob Hill) Supermarket
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%	1,189	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,172	97.8%	1,980	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	98.2%	1,802	H-Mart Supermarket
Winston Manor		South San Francisco	CA	01/07/15	49,852	100.0%	1,206	Grocery Outlet Supermarket
Jackson Square		Hayward	CA	07/01/15	114,220	99.1%	2,003	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre		San Ramon	CA	09/01/15	110,440	97.5%	2,364	SaveMart (Lucky) Supermarket, Walgreens
Northern California Totals					**1,750,686**	**94.1%**	**$ 30,404**	
Portland Metropolitan								
Vancouver Market Center	*	Vancouver	WA	06/17/10	118,385	79.2%	$ 1,047	Skyzone
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,696	100.0%	3,299	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	07/15/10	49,937	95.3%	1,598	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	95,508	100.0%	1,559	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	94.9%	1,548	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%	1,176	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%	885	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%	2,344	Albertson's Supermarket, Dollar Tree, Marshall's
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	93.2%	869	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	99.3%	1,895	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center		Wilsonville	OR	12/11/14	167,829	95.9%	2,414	Thriftway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade		Tigard	OR	07/28/15	88,043	94.2%	1,203	Safeway Supermarket
Sunnyside Village Square		Happy Valley	OR	07/28/15	88,696	96.1%	1,234	Haggen Supermarket, Ace Hardware
Portland Metropolitan Totals					**1,421,292**	**96.2%**	**$ 21,071**	

Property Portfolio, continued

(dollars in thousands)

Shopping Centers		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Seattle Metropolitan								
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	93.0%	$ 562	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%	1,441	Haggen Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,627	100.0%	2,311	PCC Natural Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	154,781	99.2%	1,820	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%	1,800	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	106,104	92.9%	2,446	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	05/02/12	38,030	100.0%	324	Central Supermarket
Canyon Crossing	*	Puyallup	WA	04/15/13	120,510	93.1%	2,378	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	463,436	99.9%	9,372	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Aurora Square II	*	Shoreline	WA	05/22/14	65,680	100.0%	1,039	Marshall's, Pier 1 Imports
Seattle Metropolitan Totals					1,272,511	98.3%	$ 23,493	
TOTAL SHOPPING CENTERS					8,091,286	97.1%	$ 145,245	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers own their own space and are not tenants of ROIC.

*Denotes properties in same center pool for 3Q 2015.

Same-Center Cash Net Operating Income Analysis

(unaudited, dollars in thousands)

	Three Months Ended			Nine Months Ended		
	09/30/15	09/30/14	% Change	09/30/15	09/30/14	% Change
Number of shopping centers included in same-center analysis (1)	58	58		53	53	
Same-center occupancy	97.0%	97.4%	(0.4%)	96.5%	96.9%	(0.4%)
REVENUES:						
Base rents	$ 29,833	$ 28,375	5.1%	$ 74,082	$ 71,430	3.7%
Percentage rent	169	220	(23.2%)	313	780	(59.9%)
Recoveries from tenants	9,067	8,053	12.6%	22,668	21,667	4.6%
Other property income	171	277	(38.3%)	643	517	24.4%
TOTAL REVENUES	39,240	36,925	6.3%	97,706	94,394	3.5%
OPERATING EXPENSES:						
Property operating expenses	$ 6,270	$ 5,779	8.5%	$ 16,173	$ 15,748	2.7%
Bad debt expense	317	174	82.2%	771	1,181	(34.7%)
Property taxes	4,267	4,142	3.0%	10,425	10,222	2.0%
TOTAL OPERATING EXPENSES	10,854	10,095	7.5%	27,369	27,151	0.8%
SAME-CENTER CASH NET OPERATING INCOME	$ 28,386	$ 26,830	5.8%	$ 70,337	$ 67,243	4.6%

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION	09/30/15	09/30/14	09/30/15	09/30/14
Same-center cash net operating income	$ 28,386	$ 26,830	$ 70,337	$ 67,243
ADJUSTMENTS:				
Depreciation and amortization	(18,059)	(15,365)	(52,567)	(42,986)
General and administrative expenses	(3,092)	(2,987)	(9,387)	(8,324)
Acquisition transaction costs	(91)	(125)	(507)	(654)
Other expense	(254)	(58)	(507)	(405)
Property revenues and expenses (2)	5,596	3,553	12,519	9,327
Non same-center cash NOI	3,877	448	23,143	7,923
GAAP OPERATING INCOME	$ 16,363	$ 12,296	$ 43,031	$ 32,124

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.
(2) Includes straight-line rents, amortization of above and below-market lease intangibles, lease termination fees, and expense and recovery adjustments related to prior periods.

ROIC

Top Ten Tenants

(dollars in thousands)

Tenant	Number of Leases	Leased GLA	Percent of Total Leased GLA	ABR	Percent of Total ABR
1 Safeway Supermarkets	12	618,600	7.9%	$ 6,842	4.7%
2 Kroger Supermarkets	7	291,922	3.7%	3,802	2.6%
3 SaveMart Supermarkets	4	187,639	2.4%	3,621	2.5%
4 Rite Aid Pharmacy	12	227,982	2.9%	3,031	2.1%
5 Marshall's / TJMaxx	7	202,086	2.6%	2,827	1.9%
6 JP Morgan Chase	17	77,693	1.0%	2,308	1.6%
7 Haggen Food & Pharmacy	3	144,778	1.8%	1,963	1.4%
8 Sprouts Market	3	133,563	1.7%	1,868	1.3%
9 Ross Dress For Less	5	135,153	1.7%	1,833	1.3%
10 CVS Pharmacy	7	130,550	1.7%	1,784	1.2%
Top 10 Tenants Total	77	2,149,966	27.4%	$ 29,879	20.6%
Other Tenants	1,410	5,698,349	72.6%	115,366	79.4%
Total Portfolio	1,487	7,848,315	100.0%	$ 145,245	100.0%

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants (1)

	Number of Leases Expiring (2)	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2015	1	21,211	0.3%	$ 339	0.2%	$ 16.00
2016	5	188,901	2.4%	1,741	1.2%	9.22
2017	10	289,191	3.7%	3,032	2.1%	10.49
2018	17	477,785	6.1%	7,169	4.9%	15.01
2019	15	470,870	6.0%	8,019	5.5%	17.03
2020	13	473,930	6.0%	5,232	3.6%	11.04
2021	10	347,838	4.4%	3,823	2.6%	10.99
2022	10	313,140	4.0%	4,125	2.8%	13.17
2023	9	371,518	4.7%	6,003	4.1%	16.16
2024	3	167,034	2.1%	1,294	1.0%	7.74
2025+	28	1,285,491	16.4%	17,172	11.8%	13.36
	121	4,406,909	56.1%	$ 57,949	39.8%	$ 13.15

Non-Anchor Tenants

	Number of Leases Expiring (2)	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2015	46	81,585	1.1%	$ 1,841	1.3%	$ 22.57
2016	209	400,430	5.1%	10,080	7.0%	25.17
2017	254	545,044	6.9%	14,513	10.0%	26.63
2018	225	493,478	6.3%	13,441	9.3%	27.24
2019	171	408,205	5.2%	10,299	7.1%	25.23
2020	196	509,088	6.5%	12,686	8.7%	24.92
2021	68	232,945	2.9%	5,594	3.8%	24.02
2022	47	170,637	2.2%	4,383	3.0%	25.68
2023	28	96,698	1.2%	2,460	1.7%	25.44
2024	44	145,310	1.9%	3,483	2.4%	23.97
2025+	78	357,986	4.6%	8,517	5.9%	23.79
	1,366	3,441,406	43.9%	$ 87,295	60.2%	$ 25.37

All Tenants

	Number of Leases Expiring (2)	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2015	47	102,796	1.4%	$ 2,181	1.5%	$ 21.21
2016	214	589,331	7.5%	11,821	8.2%	20.06
2017	264	834,235	10.6%	17,545	12.1%	21.03
2018	242	971,263	12.4%	20,610	14.2%	21.22
2019	186	879,075	11.2%	18,318	12.6%	20.84
2020	209	983,018	12.5%	17,918	12.3%	18.23
2021	78	580,783	7.3%	9,417	6.4%	16.21
2022	57	483,777	6.2%	8,507	5.8%	17.58
2023	37	468,216	5.9%	8,462	5.8%	18.07
2024	47	312,344	4.0%	4,776	3.4%	15.29
2025+	106	1,643,477	21.0%	25,689	17.7%	15.63
	1,487	7,848,315	100.0%	$ 145,245	100.0%	$ 18.51

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

ROIC

Leasing Summary

New Leases	For the Three Months Ended September 30, 2015 Non-Anchor	Anchor	Total	For the Nine Months Ended September 30, 2015 Non-Anchor	Anchor	Total
Number of Leases	36	3	39	119	5	124
Gross Leasable Area (sq. ft.)	74,534	97,912	172,446	274,177	156,029	430,206
Initial Base Rent ($/sq. ft.) (1)	$ 23.42	$ 14.44	$ 18.32	$ 22.83	$ 14.65	$ 19.86
Tenant Improvements ($/sq. ft.)	$ 27.19	$ 14.90	$ 20.21	$ 13.02	$ 11.79	$ 12.57
Leasing Commissions ($/sq. ft.)	$ 2.51	$ 4.81	$ 3.82	$ 2.31	$ 3.69	$ 2.81
Weighted Average Lease Term (Yrs.)	6.5	12.9	10.1	6.2	13.4	8.8

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	46	5	51	145	7	152
Gross Leasable Area (sq. ft.)	125,163	187,477	312,640	327,249	250,519	577,768
Initial Base Rent ($/sq. ft.) (1)	$ 24.28	$ 8.60	$ 14.87	$ 26.58	$ 9.78	$ 19.30
Tenant Improvements ($/sq. ft.)	$ 0.08	$ -	$ 0.03	$ 0.07	$ -	$ 0.04
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.06	$ -	$ 0.04
Weighted Average Lease Term (Yrs.)	7.7	4.9	6.0	5.8	4.6	5.3

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	82	8	90	264	12	276
Gross Leasable Area (sq. ft.)	199,697	285,389	485,086	601,426	406,548	1,007,974
Initial Base Rent ($/sq. ft.) (1)	$ 23.95	$ 10.60	$ 16.10	$ 24.87	$ 11.65	$ 19.54
Tenant Improvements ($/sq. ft.)	$ 10.20	$ 5.11	$ 7.21	$ 5.97	$ 4.52	$ 5.39
Leasing Commissions ($/sq. ft.)	$ 0.94	$ 1.65	$ 1.36	$ 1.09	$ 1.42	$ 1.22
Weighted Average Lease Term (Yrs.)	7.2	7.6	7.5	6.0	8.0	6.8

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

Same-Space Comparative Leasing Summary

	For the Three Months Ended September 30, 2015			For the Nine Months Ended September 30, 2015		
New Leases	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	18	3	21	76	5	81
Comparative GLA (sq. ft.) (1)	35,462	97,912	133,374	178,526	156,029	334,555
Prior Base Rent ($/sq. ft.) (2)	$ 18.98	$ 9.14	$ 11.75	$ 19.44	$ 7.42	$ 13.84
Initial Base Rent ($/sq. ft.)	$ 27.66	$ 14.44	$ 17.96	$ 24.48	$ 14.65	$ 19.90
Percentage Change in Base Rents	45.7%	58.1%	52.8%	25.9%	97.5%	43.8%
Tenant Improvements ($/sq. ft.)	$ 39.57	$ 14.90	$ 21.46	$ 15.08	$ 11.79	$ 13.54
Leasing Commissions ($/sq. ft.)	$ 4.22	$ 4.81	$ 4.65	$ 2.74	$ 3.69	$ 3.19
Weighted Average Lease Term (Yrs.)	7.7	12.9	11.5	6.5	13.4	9.7
Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	46	5	51	145	7	152
Comparative GLA (sq. ft.) (1)	125,163	187,477	312,640	327,249	250,519	577,768
Prior Base Rent ($/sq. ft.) (2)	$ 22.43	$ 8.17	$ 13.87	$ 24.35	$ 9.46	$ 17.89
Initial Base Rent ($/sq. ft.)	$ 24.28	$ 8.60	$ 14.87	$ 26.58	$ 9.78	$ 19.30
Percentage Change in Base Rents	8.2%	5.3%	7.2%	9.2%	3.4%	7.8%
Tenant Improvements ($/sq. ft.)	$ 0.08	$ -	$ 0.03	$ 0.07	$ -	$ 0.04
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.06	$ -	$ 0.04
Weighted Average Lease Term (Yrs.)	7.7	4.9	6.0	5.8	4.6	5.3
Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	64	8	72	221	12	233
Comparative GLA (sq. ft.) (1)	160,625	285,389	446,014	505,775	406,548	912,323
Prior Base Rent ($/sq. ft.) (2)	$ 21.67	$ 8.50	$ 13.24	$ 22.62	$ 8.68	$ 16.41
Initial Base Rent ($/sq. ft.)	$ 25.02	$ 10.60	$ 15.80	$ 25.84	$ 11.65	$ 19.52
Percentage Change in Base Rents	15.5%	24.8%	19.3%	14.2%	34.3%	19.0%
Tenant Improvements ($/sq. ft.)	$ 8.80	$ 5.11	$ 6.44	$ 5.36	$ 4.52	$ 4.99
Leasing Commissions ($/sq. ft.)	$ 0.93	$ 1.65	$ 1.39	$ 1.01	$ 1.42	$ 1.19
Weighted Average Lease Term (Yrs.)	7.7	7.6	7.7	6.1	8.0	6.9

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

Investor Information

Retail Opportunity Investments Corp.
www.roireit.net
NASDAQ: ROIC
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

Investor Relations:
Ashley Bulot
abulot@roireit.net
858.255.4913

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com

Equity Research Coverage

Baird Equity Research	RJ Milligan	813.273.8252
Bank of America Merrill Lynch	Craig Schmidt	646.855.3640
Bank of Montreal	Paul Adornato	212.885.4170
Canaccord Genuity	Paul Morgan	415.325.4187
Citi	Michael Bilerman	212.816.1383
	Christy McElroy	212.816.6981
Cowen and Company	James Sullivan	616.562.1380
	Michael Gorman	646.562.1320
Green Street	Jason White	949.640.8780
	Jay Carlington	949.640.8780
KeyBanc Capital Markets	Todd Thomas	917.368.2286
Raymond James	Paul Puryear	727.567.2253
	Collin Mings	727.567.2585
Wells Fargo	Jeff Donnelly	617.603.4262

Fixed Income Research Coverage

J.P. Morgan	Mark Streeter	212.834.5086

Ratings Agency Coverage

Moody's Investors Service	Merrie Frankel	212.553.3652
Standard & Poor's Rating Services	Michael Souers	212.438.2508